Exhibit 99.1
Naws Release
Contact: Deanna Riccardi - (702) 735-2200
E-mail: InvestorRelation@apfc.com
Websit: www.apfc.com
AMERICAN PACIFIC TO HOLD TELECONFERENCE REGARDING
ACQUISITION OF MAROTTA EUROPE FOR €4.7 MILLION
LAS VEGAS, NEVADA, October 13, 2008 — American Pacific Corporation (the “Company”) (NASDAQ:APFC) announced today that its wholly-owned subsidiary Ampac-ISP Corp. completed the acquisition of Marotta Holdings, Ltd. and its wholly-owned subsidiaries (“Marotta Europe”) for a Euro-denominated cash purchase price of €4.7 million. The acquired business is the European operations of Marotta Controls, Inc. Marotta Europe will be integrated with the Company’s Aerospace Equipment segment.
Marotta Europe designs, develops and manufactures high performance valves, pressure regulators, cold-gas propulsion systems, and precision structures for space applications, especially in the European space market. These products are used on various satellites and spacecraft, as well as on the Ariane 5 launch vehicle. The business has two locations, Dublin, Ireland and Cheltenham, England and employs approximately 30 engineers, scientists and technical specialists.
“While this acquisition is relatively small, it is a very significant strategic move for our corporation,” stated John Gibson, Chairman and CEO of American Pacific Corporation (“AMPAC”), “and enables our growth in the European space market by complementing our in-space propulsion business in Europe.”
The Company’s Aerospace Equipment segment currently provides thrusters and propulsion systems for the satellite and missile markets. It operates from two locations, Niagara Falls, NY and Westcott, England. Combining the acquired capabilities of Marotta Europe with those at the Westcott location will form a very competitive European operation that can supply ITAR-free propulsion systems and components to European space customers. As is well known, the U.S. International Trade in Arms Regulations or ITAR restricts and controls the U.S. export of commercial satellite components, including propulsion systems. European satellite companies have a strong preference for products not restricted by ITAR, so-called ITAR-free, and from time to time, have specified such in requests for proposals. With this acquisition, our Aerospace Equipment segment will be able to address new opportunities in the European aerospace markets.
There are operational benefits as well. Marotta Europe currently uses AMPAC’s Westcott facilities to test some of their products and the Electron Beam welding capability at Westcott is used in the manufacture of a number of the Marotta Europe components. The acquired engineering capabilities will give Westcott access to an additional European engineering workforce rather than relying on the Company’s Niagara Falls capability, further enabling an ITAR-free environment.
The major strategic elements of this merger are:
•	Expands AMPAC’s aerospace product offering with valves and structures
•	Increases the customer base in Europe and enhances our position with existing European customers
•	Provides greater access to the European space market with ITAR-free products
•	Increases the critical skills capabilities within our ISP European operations
•	Enables access to Ireland’s aerospace development incentives
We believe that this acquisition enhances the value of our Aerospace Equipment segment. We anticipate it will contribute revenues of approximately €4.0 million for the Company’s fiscal year 2009. In addition, we expect to incur costs associated with the integration of our European operations and further development of key strategic products. As a result, the acquired business is expected to perform at an

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approximately break-even profit level and contribute EBITDA at rates consistent with our Aerospace Equipment segment for the next two years. This acquisition is an important long-term strategic element of our Aerospace Equipment segment.
“We are very happy to welcome the folks from Dublin and Cheltenham into the AMPAC family and know with their tremendous experience and capability we can together grow our European aerospace business,” said John Gibson.
INVESTOR TELECONFERENCE
We invite you to participate in a teleconference with our executive management covering this acquisition. The investor teleconference will be held Tuesday October 14, 2008 at 6:00 a.m., Pacific Daylight Time. The teleconference will include a presentation by management followed by a question and answer session. The teleconference can be accessed by dialing (973) 582-2852 between 5:45 and 6:00 a.m., Pacific Daylight Time. Please reference conference ID# 69123075. As is our customary practice, a live webcast of the teleconference is being provided by Thomson Financial’s First Call Events. A link to the webcast and the press release is available at our website at www.apfc.com, and will be available for replay for 30 days.
RISK FACTORS/FORWARD-LOOKING STATEMENTS
Statements contained in this press release that are not purely historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such forward-looking statements include statements regarding the Company’s expectations, beliefs or intentions regarding the future and other statements of management’s opinion. Forward-looking statements in this press release include without limitation statements concerning or relating to expectations of the Company’s growth, competitive advantage and new opportunities, including ITAR-free products, in the European space markets as a result of the acquisition of Marotta Europe, expected operational benefits resulting from the acquisition, access to Ireland’s aerospace development incentives, the enhancement of the value of the Company’s Aerospace Equipment segment, and expected revenue, profit and EBITDA contributions. Words such as “anticipate”, “expect”, “can”, “will” and similar expressions are intended to identify forward-looking statements. Forward-looking statements involve known and unknown risks, uncertainties and other factors that may cause the Company’s actual results, market performance or achievements to differ materially from any future results, performance or achievements expressed or implied by such forward-looking statements. The inclusion of forward-looking statements should not be regarded as a representation by the Company that any of its expectations will be achieved. Factors that could cause actual results to differ materially from such forward-looking statements include risks and uncertainties detailed in the Company’s periodic and other filings with the Securities and Exchange Commission, including in Management’s Discussion and Analysis of Financial Condition and Results of Operations and in Risk Factors in the Company’s annual report on Form 10-K for the fiscal year ended September 30, 2007 and quarterly reports on Form 10-Q for the quarter ended June 30, 2008. All forward-looking statements contained in this release are made as of the date hereof, based on information available to the Company as of the date hereof, and the Company assumes no obligation to update any forward-looking statement, whether for actual results or otherwise, except as required by law.
ABOUT AMERICAN PACIFIC CORPORATION
American Pacific Corporation is a leading manufacturer of specialty and fine chemicals within its focused markets, as well as propulsion products sold to defense, aerospace and pharmaceutical end markets. Our products provide access to, and movement in, space via solid fuel and propulsion thrusters and represent the registered or active pharmaceutical ingredient in drug applications such as HIV, epilepsy and cancer. We also produce specialty chemicals utilized in various applications such as fire extinguishing systems, as well as manufacture water treatment equipment. Our products are designed to meet customer specifications and often must meet certain governmental and regulatory approvals. Additional information about us can be obtained by visiting our web site at www.apfc.com.

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